UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2006 (May 31, 2006)

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND
(State of Incorporation of both registrants)

750 E. PRATT STREET, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-783-2800

(Registrants’ telephone number, including area code)

NOT APPLICABLE

(Former name, former address

and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On May 31, 2006, Constellation Energy Group, Inc. delivered the letter attached hereto as Exhibit 99.1 and incorporated herein by reference to the President of the Senate and Speaker of the House of Delegates of the Maryland General Assembly.

ITEM 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

99.1	Letter to President of the Senate and Speaker of the House of Delegates of the Maryland General Assembly

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	June 1, 2006	/s/ Charles A. Berardesco
Charles A. Berardesco
Associate General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to President of the Senate and Speaker of the House of Delegates of the Maryland General Assembly